Exhibit 10.26X

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-SEVENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twenty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, as a result of discussions between the parties, the parties agree to amend the current adjusted Monthly rate of the First Physical Page Statement Processing.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date of this Amendment (defined below):

1.

Schedule F of the Agreement, “Fee Schedule,” “1. CSG SERVICES,” Section III, “Payment Procurement,” Section A., “Direct Solutions (Print and Mail),” subsection 2, “Statement Processing,” shall be amended to add the following:

Description of Item/Unit of Measure	Frequency	Fee
g. Additional Insert Capacity (per statement) (Note 36)	[*******]	$[******]

Note 36: The Additional Insert Capacity fee shall be assessed against Customer’s [***** ******* ********* ****** **** *****] commencing [**** ** ****].  CSG shall continue to invoice the Additional Insert Capacity fee until the month in which the [***** ****** ******** ***** **** ** ****] equals [**** ******* ******** *******] ($[**********]) (the “Additional Insert Capacity Maximum”).  In the [*****] in which the Additional Insert Capacity Maximum is exceeded, CSG will invoice Additional Insert Capacity fee based on the [***** ******* ********* ******] for that [*****] and provide a [******* ******* ******] in the amount of [**** ** ****** ** *** ********** ****** ******** *******].   In the event Print and Mail Services is terminated, by Customer other than for cause or by CSG for cause, and Additional Insert Capacity Maximum has not been reached, CSG shall have the right to invoice the amount needed to reach the Additional Insert Capacity Maximum.

[Signature Page Follows]

Exhibit 10.26X

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the “Amendment Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, Secretary & General Counsel
Date: 6/27/19	Date: 6/28/19